                              DEVELOPMENT FEE AGREEMENT

     This Development Fee Agreement (the "Agreement") is made and entered into as of February 25, 1997 by and between SPECTRANET INTERNATIONAL, a corporation created and organized pursuant to the laws of the State of California ("SNI") and the CITY OF ANAHEIM, a municipal corporation created and organized pursuant to the laws of the State of California ("City").

                                      RECITALS:

     A. The City, SNI and SpectraNet Anaheim ("SNA"), the wholly owned subsidiary of SNI, intend to enter into the Universal Telecommunications Service Participation Agreement ("UTS Participation Agreement") and related agreements pursuant to which SNI and SNA will construct, own, finance, manage and operate a telecommunications system in the City.

     B. In order to give appropriate recognition to the efforts of the City to assist SNI and SNA in developing the telecommunications system in the City and to support SNI's efforts to develop similar telecommunications systems in other cities or public entities, the Parties desire to enter into this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions contained herein and the City's agreement to support actively SNI's efforts to develop telecommunications systems in other cities or public entities, the Parties agree as follows:

     1. SNI will pay the City a development fee ("Development Fee") as described in this Agreement.

     2. The Development Fee will be paid from SNI corporate funds within thirty (30) days after the closing of the financing for the construction of each "Additional Network," as defined herein, or the commencement of construction of such Additional Network, whichever occurs first. As used herein, the term "Additional Network" means (a) any expansion of the telecommunications system being developed by SNA in the City into one or more adjacent or nearby cities, including without limitation the cities of Santa Ana and Orange, where SNA enters into a revenue sharing agreement with any such city, and (b) any separate telecommunications system developed by any other subsidiary of SNI that holds a Certificate of Public Convenience and Necessity issued by the California Public Utilities Commission and enters into a revenue sharing arrangement with one or more public entities. Once a Development Fee is paid with respect to an Additional Network, no further Development Fee will be payable in connection with any expansion of that Additional Network.

     3. SNI shall pay the City the following amounts for each Additional Network as to which the financing closes within the indicated year (subject to the provisions of Section 5):

               First Year                              $300,000.00
               Second Year                             $200,000.00
               Third Year                              $100,000.00
               Fourth Year                             $100,000.00
               Fifth Year                              $100,000.00

          Thereafter, no Development Fee shall be paid.

     4. The first year, as described in Section 3, shall commence with the closing of the financing for the first Additional Network or the commencement of construction of the first Additional Network, whichever occurs first.

     5. In the event that a definitive agreement to develop, own and operate an Additional Network is executed by SNI or its affiliate with a public entity prior to the expiration of the Fifth Year, but the closing of the financing for such Additional Network does not occur until after expiration of the Fifth Year, then SNI shall nonetheless pay the Development Fee attributable to such Additional Network to the City, provided that the closing of the financing for such Additional Network occurs.

     6.   A failure by SNI to pay such amounts when due shall be deemed an


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

Event of Default pursuant to the UTS Participation Agreement.

     7. This Agreement may be executed in one or more duplicate counterparts and when signed by both Parties shall constitute a binding agreement.

                                   SPECTRANET INTERNATIONAL, a California
                                   corporation


                                   By:  /s/  Renney E. Senn
                                      --------------------------------

                                   Title: Renney E. Senn, CEO
                                         -----------------------------

                                   CITY OF ANAHEIM, a municipal corporation


                                   By:  /s/  Edward K. Aghjayan
                                      --------------------------------
                                   Title: Edward K. Aghjayan, General Manager
                                         -----------------------------

ATTEST:

     /s/  Leonora N. Sohl
------------------------------
City Clerk


APPROVED AS TO FORM:

JACK L. WHITE, CITY ATTORNEY

By:  /s/  Lucina Lea Moses
   ---------------------------
Assistant City Attorney


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